Peloton Interactive, Inc. Appoints Sid Thacker as Chief Financial Officer
Accomplished finance executive to further enable company’s wellness ambition and ensure disciplined growth

May 26, 2026 (New York, NY) - Peloton Interactive, Inc. (NASDAQ: PTON) today announced the appointment of Siddharth (“Sid”) Thacker as the company’s Chief Financial Officer, effective June 22, 2026. Thacker, an accomplished finance leader with a deep foundation as an institutional investor, will oversee Peloton’s global finance organization as well as corporate strategy. Under his leadership, Peloton will maintain its disciplined financial approach while pursuing broader market opportunities across the fitness and wellness landscape and delivering on its plans to return to sustainable, profitable revenue growth.

Thacker will join the company following a successful tenure as Chief Financial Officer at Rent the Runway. During his three years in the role, he led a significant financial and operational transformation that reset the company's balance sheet and drove a return to top-line revenue and subscriber growth. He accomplished these results with a customer-first mindset and through deep cross-functional partnership, engineering a shift to a more capital-efficient inventory model, optimizing marketing spend and scaling revenue streams including resale and advertising. Before stepping into his role as Chief Financial Officer, Thacker served the company as SVP Finance and Head of Data Science.

Prior to Rent the Runway, Thacker spent two decades as a public market investor, managing complex asset portfolios, and sourcing and leading investments across consumer, financial and tech-enabled services.
“This is a pivotal time for Peloton as we are now operating from a place of strategic optionality and playing offense. Sid brings the financial acumen, forward-looking strategy, and deep consumer focus we need to drive our next chapter,” said Peter Stern, CEO and President, Peloton. “He knows how to grow a business with multiple revenue streams, and he brings the financial discipline to make sure we do it right. Plus, his background as an investor gives us a unique edge as we look to accelerate innovation and grow our impact."

“Having spent decades looking at businesses as a finance leader and as an investor, I’m excited by Peloton’s many strategic assets, from its iconic brand and unmatched instructors to its deeply loyal global community,” said incoming CFO Sid Thacker. “I look forward to working with the entire Peloton team to build on the current momentum and discipline, sharpen execution, and usher in a new chapter of profitable growth.”

Thacker will report to CEO Peter Stern and will be based at the company’s New York headquarters. He succeeds interim Chief Financial Officer Saqib Baig, who will remain the company’s Chief Accounting Officer.

About Peloton
Peloton (NASDAQ: PTON) provides Members with world-class equipment, ground-breaking software, expert human instruction, and the world’s most supportive fitness community. Founded in 2012 and headquartered in New York City, Peloton has millions of Members across the US, UK, Canada, Germany, Australia, and Austria. For more information, visit www.onepeloton.com.

Media Contact
press@onepeloton.com

Investor Contact
investor@onepeloton.com

This press release may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to statements regarding changes to our leadership team, our future operating results and financial position, our business strategy and plans, our growth, and our objectives for future operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including the risks and uncertainties described in the sections titled “Risk Factors” in Part I, Item 1A and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, as such factors may be updated in our filings with the Securities and Exchange Commission. Our forward-looking statements speak only as of the date of this press release, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law.